December 10, 2002

Weichert Enterprise LLC
1625 State Route 10
Morris Plains, New Jersey 07950
Attn:  Gerald C. Crotty, President

DL Holdings I, LLC
c/o Reservoir Capital
650 Madison Avenue
New York, New York 10022
Attn:   Marc A. Schwartz, Vice President

Re:	Eos International, Inc./Weichert Enterprise LLC/ DL Holdings I, LLC

           Reference is made to (i) the Registration Rights Agreement by and among Eos International, Inc. (“Eos”), Weichert Enterprise LLC (“Weichert”), and DL Holdings I, LLC (“DL Holdings”), dated as of December 14, 2001, as amended (the “Registration Rights Agreement”), (ii) the Secured $3,500,000 Bridge Loan Promissory Note, date as of December 14, 2001, as amended, issued by Eos to DL Holdings (the “DL Note”), (iii) the Warrant to purchase common stock of Eos dated as of December 14, 2001, as amended, issued by Eos to DL Holdings (the “DL Warrant”), (iv) the Secured $3,000,000 Bridge Loan Promissory Note, dated as of December 14, 2001, as amended, issued by Eos to Weichert Enterprises, LLC (the “Weichert Note”), and (v) the Warrant to purchase common stock of Eos dated as of December 14, 2001, as amended, issued by Eos to Weichert (the “Weichert Warrant”). The DL Note and the Weichert Note are together referred to herein as, the “Notes.” The DL Warrant and the Weichert Warrant are together referred to herein as, the “Warrants.” Weichert and DL Holdings are together referred to herein as, the “Bridge Lenders.”

           This letter evidences the agreement between Eos and each of the Bridge Lenders regarding the refinancing of the Notes, amendments to each of the Warrants, and an amendment to Registration Rights Agreement.

           Eos and the Bridge Lenders hereby agree as follows:

           In the event that (i) Eos acquires I.F.S. of New Jersey, Inc., a New Jersey corporation, solely in consideration for a combination of common stock of Eos and Series E Junior Preferred Stock of Eos and substantially in accordance with the terms and conditions of the form of Agreement and Plan of Merger attached hereto, and (ii) Eos consummates a private placement of no less than 15 million shares of Eos common stock priced at $0.50 per share, then the Bridge Lenders shall promptly effect the following transactions (collectively, the “Refinancing”):

                1.      The Bridge Lenders shall exchange the Notes for $4.0 million in cash and 1,000 shares of Series D Preferred Stock of Eos, which preferred stock shall have the rights, privileges, terms and conditions substantially as set forth in the attached form of Certificate of Designation of Series D Preferred Stock;

                2.      The Bridge Lenders and Eos shall amend the Warrants substantially as set forth in the attached form of Amended and Restated Common Stock Purchase Warrants; and

                3.      The Bridge Lenders and Eos shall amend the Registration Rights Agreement substantially as set forth in the attached form of Amended and Restated Registration Rights Agreement.

           If the Refinancing is not effected by January 8, 2003, any party to this agreement may terminate this agreement without any liability to any other party by delivery of written notice of such termination to the other parties hereto; provided, however, that the foregoing shall not relieve Eos from any liability under the Notes, the Registration Rights Agreement or the Warrants.

           By countersigning this agreement where indicated below and returning it to Eos, each of Weichert and DL Holdings agrees to, and accepts, the terms of this agreement.

           Please indicate your confirmation of the foregoing by signing where indicated below and promptly returning this letter to Eos.

Sincerely, EOS INTERNATIONAL, INC. By: PETER A. LUND —————————————— Name: Peter A. Lund Title: Chairman

AGREED UPON AND ACCEPTED BY: WEICHERT ENTERPRISE LLC By: GERALD C. CROTTY —————————————— Name: Gerald C. Crotty Title: President

DL HOLDINGS I, LLC By: DAN STERN —————————————— Name: Dan Stern Title: Managing Member

CERTIFICATE OF DESIGNATIONS
of
SERIES D PREFERRED STOCK
of
Eos International, Inc.

_________________

(Pursuant to Section 151 of the
Delaware General Corporation Law)

_________________

           Eos International, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by Section 151 of the General Corporation Law on December 10, 2002 at a meeting duly called and held:

           RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the “Board of Directors” or the “Board”) in accordance with the provisions of the Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), the Board of Directors hereby creates a series of preferred stock, $0.01 par value, of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

           Section 1.     Designation and Amount.  The shares of this series shall be designated as “Series D Perpetual Preferred Stock” (the “Series D Preferred Stock”) and the number of shares constituting the Series D Preferred Stock shall be 1,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no increase shall be made after shares of Series D Preferred Stock have been issued and no decrease shall reduce the number of shares of Series D Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series D Preferred Stock.

           Section 2.     Dividends and Distributions. Subject to the rights of the holders of any shares of any series of preferred stock (or any other stock) ranking senior to the Series D Preferred Stock with respect to dividends, the holders of shares of Series D Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors out of funds legally available for that purpose.

           Section 3.     Voting Rights. Except as required by law, holders of Series D Preferred Stock shall have no voting rights and their consent shall not be required for taking any corporate action. The Corporation shall have the right to purchase Series D Preferred Stock without the vote or consent of any holders of Series D Preferred Stock. The Corporation shall not have the right to issue preferred stock ranking senior to or on a parity with (either as to dividends or upon liquidation, dissolution or winding up) the Series D Preferred Stock without the vote or consent of the holders of Series D Preferred Stock.

           Section 4.     Certain Restrictions.

                     (A)     So long as any shares of the Series D Preferred Stock remain outstanding, the Corporation shall not:

                                (i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock, except that the Corporation may declare and pay dividends on the Common Stock payable in shares of Common Stock;

                                (ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series D Preferred Stock, except dividends paid ratably on the Series D Preferred Stock and all such parity stock on which dividends are payable; or

                                (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series D Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire (a) shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (as to dividends and upon dissolution, liquidation or winding up) to the Series D Preferred Stock, or (b) shares of any such junior stock pursuant to the terms of compensation plans relating to officers, directors, employees or consultants of the Corporation or any of its Subsidiaries, or (c) shares of any such junior stock pursuant to the exercise of dissenters’ rights or otherwise as required by law, or (d) fractional shares of any such junior stock in connection with any capital reorganization.

                      (B)     The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

                Section 5.     Reacquired Shares.   Any shares of Series D  Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein or in the Certificate of Incorporation, including any Certificate of Designations creating a series of preferred stock or any similar stock, or as otherwise required by law.

                Section 6.      Liquidation, Dissolution or Winding Up.   Upon the voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, the holders of shares of Series D Preferred Stock shall have a right prior to the payment of any amount to any class of preferred stock of the Corporation junior to the Series D Preferred Stock, and on a pro rata basis with any preferred stock of the Corporation on parity with (either as to dividends or upon liquidation, dissolution or winding up) the Series D Preferred Stock, to be paid for each share an amount (the “Liquidation Preference”) equal to the product of (a) $__________1 (the “Initial Liquidation Preference”), (b) 1.13, and (c) the number of years and fraction of any portion of a year from the date of issuance of the share of Series D Preferred Stock to, but not including, the date fixed by the Corporation for payment of the Liquidation Preference. If the assets of the Corporation are not sufficient to pay the full amount of the Liquidation Preference to all holders of shares of Series D  Preferred Stock, the assets shall be distributed ratably among the holders of shares of Series D Preferred Stock according to the number of shares held by each. After payment in full of the Liquidation Preference to the holders of shares of Series D Preferred Stock, the remaining assets of the Corporation shall be distributed among the holders of shares of Common Stock and other securities junior to the Series D Preferred Stock, as set forth elsewhere in this Certificate of Incorporation.

                Section 7.     Redemption.  Shares of Series D Preferred Stock shall be redeemable as provided below.

                     (A)      Mandatory Redemption.

                                (i)      The Corporation shall cause all shares of Series D Preferred Stock to be redeemed at the Redemption Price (as defined below) effective as promptly as practicable after the closing of any Complete Sale (as defined below), but in no event later than 20 Business Days after such closing. For the purposes hereof, “Business Day” shall mean any weekday on which banks are open for the conduct of business in the State of New York.

                                (ii)      If at any time the Corporation shall effect a Partial Sale (as defined below) then 50% of the Net Proceeds (as defined below) therefrom shall be applied to the redemption of outstanding shares of Series D Preferred Stock (to the extent that shares of Series D Preferred Stock are then outstanding) at the Redemption Price (as defined below), with such redemption to take effect as promptly as practicable after the closing of the Partial Sale, but in no event later than 20 Business Days after such closing.

                                (iii)      “Complete Sale” means (a) a completed tender offer, a merger or consolidation of the Corporation into or with one or more Persons, or any other business combination if the stockholders of the Corporation immediately prior to such transaction do not hold at least a majority of the Voting Power of the surviving Person immediately following completion of such transaction, or (b) the voluntary sale, conveyance, exchange or transfer (i) to another Person of the Common Stock or other securities of the Corporation if the stockholders of the Corporation immediately prior to such transaction do not hold at least a majority of the Voting Power of the Corporation immediately after completion of such transaction, or (ii) to another Person other than one or more Subsidiaries of the Corporation of all or substantially all the assets of the Corporation and the Subsidiaries of the Corporation considered as a whole.

_________________

[1]  Insert an amount equal to the remaining unpaid principal and accumulated interest on the Bridge Notes, divided by the aggregate number of shares of series D Preferred Stock to be issued.

                           (iv)      “Convertible Unsecured Subordinated Debt of the Corporation” means indebtedness of the Corporation that is unsecured and subordinated to all other indebtedness of the Corporation and is fully convertible into Common Stock of the Corporation, with no portion of the principal thereof having a scheduled maturity of less than five years after the date of original issuance.

                           (v)      “Equity Securities” of the Corporation means Common Stock, preferred stock, or Convertible Unsecured Subordinated Debt of the Corporation but does not include warrants, options, phantom securities or other derivative securities, or Common Stock or preferred stock issuable upon the conversion of debt securities other than Convertible Unsecured Subordinated Debt of the Corporation.

                           (vi)      “Net Proceeds” means actual cash proceeds, net of all out-of-pocket expenses incurred by the Corporation or any Subsidiary of the Corporation in connection with the Partial Sale, and the amount of any indebtedness or other obligation required to be paid by the Corporation or any Subsidiary of the Corporation as a condition to or as a result of the Partial Sale, and net of taxes (due or estimated to be due in connection with the Partial Sale), in each case as determined in good faith by the Board of Directors. In the event the Corporation receives proceeds in a Partial Sale in the form of securities or other property, and if the Corporation directly or indirectly liquidates such securities or other property for cash, such cash (subject to reduction as provided in this clause (vi)) shall at that time be deemed “Net Proceeds.”

                           (vii)      “Partial Sale” means any of the following transactions, unless the transaction also fits within the definition of “Complete Sale,” in which case the transaction will be deemed a “Complete Sale” and not a “Partial Sale” hereunder:

                           (a)      a private placement or public offering for cash of Equity Securities by the Corporation in which more than $500,000 in cash is raised (net of underwriting commissions and payments to placement agents), other than pursuant to (x) an exercise of warrants which were issued by the Corporation to the initial holders of the Series D Preferred Stock, or (y) an exercise of options which were issued by the Corporation as compensation, or as a pre-employment award, to directors, officers, employees or consultants of the Corporation or any of its Subsidiaries, or

                           (b)      the merger or consolidation of a Subsidiary of the Corporation into      or with one or more Persons if (i) the Corporation or one or more of its Subsidiaries do not hold a majority of the Voting Power of the surviving Person immediately following completion of such transaction and (ii) the Corporation or one or more of its Subsidiaries receives cash compensation in such transaction, or

                           (c)      the sale, conveyance, exchange or transfer by the Corporation for      cash to a Person other than a Subsidiary of the Corporation of (i) common stock or other securities of a Subsidiary of the Corporation, or (ii) all or substantially all the assets of a Subsidiary of the Corporation.

6

                           (viii)      “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body, or other entity of any kind.

                           (ix)     “Subsidiary” of the Corporation means (a) any corporation, association or other business entity of which more than 50% of the Voting Power is held by the Corporation or a Subsidiary and (b) any partnership (i) the sole general partner or the managing general partner of which is the Corporation or a Subsidiary of the Corporation or (ii) the only general partners of which are the Corporation or of one or more Subsidiaries of the Corporation (or any combination thereof).

                     (x)      “Voting Power” of a Person is deemed to be held by a second Person if shares or other interests of the first Person’s capital stock or other interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof and to vote on matters generally submitted to a vote of equity holders is at the time owned or controlled, directly or indirectly, by the second Person or by one or more Subsidiaries of the second Person (or a combination thereof).

                     (B)     Redemption at the Corporation’s Option.  The Corporation shall have the right, at its option, at any time and from time to time on notice as hereinafter provided, to redeem all or any number of the outstanding shares of the Series D Preferred Stock by paying for each share an amount (the “Redemption Price”) equal to the product of (a) the Initial Liquidation Preference, (b) 1.13 and (c) the number of years and fraction of any portion of a year from the date of issuance of the share of Series D Preferred Stock to, but not including, the date fixed for redemption in the notice of redemption (the “Redemption Date”). Shares of Series D  Preferred Stock so redeemed shall not be reissued.

                     (C)     Redemption Procedures.

                           (i)      In all cases of redemption of shares of Series D Preferred Stock, no less than 20 nor more than 40 Business Days’ notice shall be mailed to the respective stockholders whose shares are to be redeemed at their respective addresses appearing on the books of the Corporation. The notice shall specify (w) the Redemption Date, (x) the Redemption Price, (y) if fewer than all outstanding shares of Series D Preferred Stock are to be redeemed, the identification of the particular shares to be redeemed, and (z) the place or places where such Series D Preferred Stock is to be surrendered for payment of the Redemption Price. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                           (ii)      Notice of redemption having been given as aforesaid, the Redemption Price of the Series D Preferred Stock so to be redeemed shall, on the Redemption Date, become due and payable, and from and after such date (unless the Corporation shall default in the payment of the Redemption Price), such shares of Series D Preferred Stock shall no longer be outstanding, and all rights of the holders thereof as stockholders of the Corporation (except the right to receive the Redemption Price without interest) shall cease. Upon surrender of any certificate representing any such share of Series D  Preferred Stock for redemption in accordance with said notice, the Redemption Price shall thereupon be paid (without interest, in cash). Notwithstanding the foregoing, the Corporation’s obligation to complete a mandatory redemption under Section 7(A) shall be conditioned upon the closing of the Complete Sale or Partial Sale which is the basis for such mandatory redemption, whether or not the notice of redemption so specifies.

                           (iii)      In the case of any partial redemption, the Corporation will select the shares of Series D Preferred Stock to be redeemed on a pro rata basis. In the event any certificate that represents more than one share of Series D Preferred Stock, not all of which are subject to redemption, is surrendered at any office or agency of the Corporation designated for that purpose (with, if the Corporation so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Corporation duly executed by, the holder thereof or such holder’s attorney duly authorized in writing), the Corporation shall execute and deliver to the holder of such shares of Series D Preferred Stock without service charge, a new certificate or certificates, representing any number of shares of Series D Preferred Stock, as requested by such holder, in an aggregate amount equal to the number of shares not redeemed and represented by the certificate so surrendered.

                           (iv)      Notwithstanding the foregoing, the Corporation shall not be required to redeem shares of Series D Preferred Stock in violation of any law to which the Corporation is subject or in circumstances in which such redemption would violate any agreement between the Corporation and holders of Senior Debt of the Corporation. “Senior Debt” means indebtedness of the Corporation for borrowed money, but does not include indebtedness of Subsidiaries of the Corporation for borrowed money for which the Corporation is not also obligated.

           IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation this __th day of December, 2002.

EOS INTERNATIONAL, INC. By: —————————————— Name: Title:

8

AGREEMENT

     AGREEMENT, dated as of December __, 2002 (this “Agreement”), among Eos International, Inc., a Delaware corporation (the “Corporation”), DL Holdings, LLC, a Delaware limited company (“DL Holdings”), and Weichert Enterprise LLC, a Delaware limited liability company (“Weichert”).

     WHEREAS, prior to the execution of this Agreement, DL Holdings and Weichert were the holders of (i) Secured Bridge Loan Promissory Notes, dated December 14, 2001 as amended, (the “Notes”), in the aggregate principal amount of $6,500,000 issued by the Corporation and (ii) common stock purchase warrants, dated December 14, 2001, as amended, with respect to 2,600,000 shares of common stock, par value $0.01 per share, of the Corporation (the “Old Warrants”); and

     WHEREAS, on the date hereof, the Corporation is paying $4,000,000 of the principal amount of the Notes from $7,500,000 of proceeds the Corporation is receiving from the sale of its capital stock to certain investors for cash (the “Issuance Proceeds”); and

     WHEREAS, the principal amount of the Notes, and accrued interest thereon, not being paid by the Corporation on the date hereof is being exchanged for ____ shares of Series D Preferred Stock of the Corporation (the “Series D Preferred Stock”), the terms and conditions of which are set forth in the Certificate of Designations (the “Certificate of Designations”), a copy of which is attached hereto; and

     WHEREAS, the Corporation is segregating $1,200,000 of the Issuance Proceeds into an account selected with the approval of DL Holdings and Weichert (the “Redemption Account”) to be used for the purposes specified herein; and

     WHEREAS, the Corporation has amended and restated the Old Warrant by issuing warrants (the “Warrants”) to purchase an aggregate of 3,000,000 shares, par value $0.01 per share, of common stock of the Corporation to DL Holdings and Weichert, and the Old Warrants are thereby replaced by the Warrants; and

     WHEREAS, the Corporation, DL Holdings and Weichert (together, the “parties”) entered into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), dated the date hereof; and

     WHEREAS, the parties wish to set forth certain agreements among the parties related to the Series D Preferred Stock which agreements are specific to the parties and therefore are not included among the terms and conditions set forth in the Certificate of Designations;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

           1.      Definitions. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings assigned to them in the Certificate of Designations.

           2.      Issuance and Restrictions.

           (A)      On the date hereof, the Corporation is issuing to (i) DL Holdings, certificates representing ____ shares of Series D Preferred Stock, and (ii) Weichert, certificates representing ____ shares of Series D Preferred Stock. All of such shares are referred to collectively as the “Issued Shares.” The Corporation represents and warrants to DL Holdings and Weichert that (1) the Corporation has all requisite corporate power and authority to issue the Issued Shares and to perform its obligations hereunder, under the Registration Rights Agreement, and under the Certificate of Designations (collectively, the “Operative Documents”), (2) upon issuance, the Issued Shares will be duly and validly issued, fully paid and non-assessable and entitled to the rights and preferences set forth in the Certificate of Designations, (3) the execution, delivery and performance by the Corporation of the Operative Documents does not contravene or conflict with any law, regulation, order, judgment, contract, agreement or other instrument binding on or otherwise affecting the Corporation, (4) there are no approvals, authorizations, permits, consents or other actions required to be obtained or undertaken by the Corporation with respect to the issuance and delivery of the Issued Shares or the execution, delivery, and performance by the Corporation of the Operative Documents, (5) each of the Operative Documents constitutes the legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, and (6) as of the date hereof, the Series D Preferred Stock is the only class of preferred stock of the Corporation of which shares are outstanding.

           (B)      So long as any shares of the Series D Preferred Stock remain outstanding (subject to Section 4(d) hereof), the Corporation shall not pay management fees to insiders other than those set forth on Schedule A hereto, or make any payment to any Director, Executive Officer, or Known 10% Holder of the Corporation, other than as compensation as an employee or director, unless such payment is at market rates, terms and conditions determined in the good faith judgment of the Board of Directors, except in those instances where such payment is required by law or by an agreement in effect on the date hereof by which the Corporation is obligated to make such payment. “Executive Officer” for purposes of the foregoing shall have the meaning set forth by the Securities and Exchange Commission in Rule 3b-7 under the Securities Exchange Act of 1934, as amended, on the date hereof, as interpreted in good faith by the Board of Directors. “Director” for purposes of the foregoing means an individual serving as a director of the Corporation with the right to vote at meetings of the Board of Directors and does not include advisory or honorary directors. “Known 10% Holder” for purposes of the foregoing means any Person or group which at the time the obligation to make such payment is incurred is known by a majority of the Board of Directors to own, directly or indirectly, 10% or more of the Common Stock of the Corporation.

           (C)      If at any time between the date hereof and the first anniversary of the date hereof the Corporation receives a cash dividend or other cash distribution from any Subsidiary of the Corporation, then 50% of the Net Dividend (as defined below) shall be applied to the redemption of outstanding shares of Series D Preferred Stock (to the extent that shares of Series D Preferred Stock are then outstanding), with such redemption to take effect as promptly as reasonably practical following receipt of the Net Dividend by the Corporation, but in no event later than 20 Business Days after receipt of such dividend or distribution. “Net Dividend” means the cash amount of the dividend or distribution actually received by the Corporation from its Subsidiary, less (x) that portion of the dividend or distribution, if any, as to which application to redemption of outstanding shares of Series D Preferred Stock would violate any agreement with a lender by which the Corporation or any of its Subsidiaries is bound, and (y) that portion of the dividend or distribution, if any, which is applied by the Corporation (or is intended to be applied by the Corporation, as determined in good faith by the Board of Directors) to one or more of the following purposes: (i) payments to holders of Series D Preferred Stock, (ii) payment of directors and officers insurance or any other corporate insurance premiums, (iii) payment of taxes, or (iv) payment of audit, accounting, and/or legal fees.

     3.      Redemption.

     Funds on deposit in the Redemption Account shall be used by the Corporation solely for the purpose of (i) paying Qualified Expenses (as defined below) or (ii) redeeming outstanding shares of Series DPreferred Stock in accordance with the terms of this Section 3. At any time prior to the 10th day prior to the 18-month anniversary of the date hereof (such 18-month anniversary being the “Partial Redemption Date”), upon prior approval of the Board of Directors, the Corporation may withdraw funds from the Redemption Account to pay Qualified Expenses. Subject to Section 4(a) hereof, all funds remaining in the Redemption Account on the Partial Redemption Date shall be applied by the Corporation on the Partial Redemption Date to the redemption of shares of Series DPreferred Stock. Procedures for a redemption contemplated by this Section 3 shall be as set forth in Section 7(C) of the Certificate of Designations.

     “Qualified Expenses” mean amounts approved by the Board of Directors and actually expended, or contractually committed to be expended, by the Corporation during the period beginning on the date hereof and ending on that date which is 10 days prior to the Partial Redemption Date, for one or more of the following purposes: (a) compensation (including any “moving allowances,” or other one-time or sign on bonuses or payments) for a Chief Executive Officer of the Corporation, for a Chief Financial Officer of the Corporation, or for accounting staff or consultants, (b) recruiting fees for the foregoing positions, (c) up-front fees and out-of-pocket costs of acquisitions of businesses by the Corporation or any Subsidiary, (d) up-front fees and out-of-pocket costs of refinancing of the bank debt of Subsidiaries of the Corporation, (e) investment banking fees and costs incurred by the Corporation to raise or attempt to raise additional funds or for strategic initiatives or acquisitions or proposed acquisitions of businesses, (f) payments required to be made to avoid an event of default by the Corporation or any Subsidiary on the debt of the Corporation or any Subsidiary, or (g) any expenditures upon which the parties mutually agree. On the 90th, 180th, 270th, 360th, and 450th day after the date hereof and on the tenth day prior to the Partial Redemption Date, the Corporation shall furnish to each of DL Holdings and Weichert a report setting forth, in reasonable detail, each Qualified Expense made by the Corporation since the date of the last such report (or since the date hereof with respect to the first of such reports). The redemption rights provided in this Section 3 shall be in addition to the rights set forth in the Certificate of Designations.

      4.     Miscellaneous.

      (a)     Prohibitions on Redemption.   Notwithstanding Sections 2(C) or 3 hereof, the Corporation shall not be required to redeem shares of Series D Preferred Stock in violation of any law to which the Corporation is subject or in circumstances in which such redemption would violate any agreement between the Corporation and holders of Senior Debt of the Corporation. “Senior Debt” means indebtedness of the Corporation or any of its Subsidiaries for borrowed money incurred after the date hereof, but does not include indebtedness of Subsidiaries of the Corporation for borrowed money for which the Corporation is not also obligated. After the date hereof, the Corporation shall not incur Senior Debt that specifically prevents the Corporation from redeeming Series D Preferred Stock as provided in this Agreement or the Certificate of Designations of Series D Preferred Stock without the approval of the holders of a majority of Series D Preferred Stock.

      (b)     Amendments and Waivers.   Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by each of the parties.

      (c)     Notices.  All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

(i)	if to the Corporation:

Eos International, Inc. 888 Seventh Avenue New York, New York 10106 Telecopy: 212-554-9873 Attention:  James M. Cascino Chief Executive Officer

with a copy to:

Pitney, Hardin, Kipp & Szuch LLP Park Avenue at Morris County P.O. Box 1945 Morristown, New Jersey 07962 Telecopy: 973-966-1550 Attention: Frank E. Lawatsch

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(ii)	if to DL Holdings, at its address as it
appears on the record books of the Corporation.

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison 1285 Avenue of the Americas New York, New York 10019-6064 Telecopy: (212) 757-3990 Attention: Carl Reisner

(iii)	if to Weichert, at its address as it appears on the record books of the Corporation.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 4(b) designate another address or Person for receipt of notices hereunder.

      (d)     Successors; Third Party Beneficiaries; No Assignment or Transfer of Rights.   This Agreement shall inure to the benefit of and be binding upon the successors of the parties hereto. No person other than the parties hereto and their successors is intended to be a beneficiary of this Agreement. If either Weichert or DL Holdings shall sell or otherwise transfer all or a portion of their shares of Series D Preferred Stock to any Person other than (i) as part of a sale or transfer of the entire business of Weichert or DL Holdings, as the case may be, or (ii) a sale or transfer to an entity with respect to which Weichert or DL Holdings holds all Voting Power, then this Agreement shall automatically terminate with respect to the party (Weichert or DL Holdings) making such transfer, and such party shall have no further rights hereunder and its transferee shall have no rights hereunder and shall not be deemed to be a third party beneficiary hereof.

      (e)     Counterparts.  This Agreement may be executed in any number of counterparts and by the parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f)     Headings.   The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (g)     GOVERNING LAW.   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

      (h)     Severability.  If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

      (i)     Rules of Construction.   Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

      (j)     Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein as a supplement to the Certificate of Designations applicable to Weichert and DL Holdings. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

      (k)     Further Assurances.   Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

      (l)     Investor Representations.   Each of Weichert or DL Holdings makes to the Corporation on its own behalf the representations and warranties set forth on Schedule B hereto (the “Investor Representations”). Each of Weichert or DL Holdings acknowledge that the Corporation is relying on the Investor Representations in issuing the Series D Preferred Stock to it without registration under federal and state securities laws.

     IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

EOS INTERNATIONAL, INC. By: —————————————— Name: Peter A. Lund Title: Chairman

DL HOLDINGS I, LLC By: —————————————— Name: Dan Stern Title: Managing Member

WEICHERT ENTERPRISE LLC By: —————————————— Name: Gerald Crotty Title: President

14

Schedule B

INVESTOR REPRESENTATIONS AND WARRANTIES

     Each of DL Holdings and Weichert (each, a “Purchaser”) for itself hereby represents and warrants to the Corporation that:

     Purchase Entirely for Own Account.  The Series D Preferred Stock and Warrants to be received by the Purchaser and the Common Stock issuable upon conversion of the Warrants (collectively, the “Securities”) will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act of 1933, as amended (the “Act”). The Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation’s to such person or to any third person, with respect to any of the Securities.

     Disclosure of Information.  The Purchaser has: (i) received the information it considers necessary or appropriate for deciding whether to acquire the Securities; and (ii) had an opportunity to ask questions and receive answers from the Corporation regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Corporation.

     Investment Experience.  The Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Purchaser has not been organized for the purpose of acquiring the Securities.

     Accredited Investor.  Weichert is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect and DL Holdings has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investing in the Securities.

     Restricted Securities.  The Purchaser understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Act, only in certain limited circumstances. In this connection, the Purchaser represents that the Purchaser is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     Further Limitations on Disposition.  Without in any way limiting the representations set forth above, the Purchaser further agrees not to make any disposition of all or any portion of the Securities unless and until

           (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

           (b) (i) The Purchaser shall have notified the Corporation of the proposed disposition and shall have furnished the Corporation with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Corporation, the Purchaser shall have furnished the Corporation with an opinion of counsel, reasonably satisfactory to the Corporation, that such disposition will not require registration under the Act.

     Legends.  The Purchaser understands that the Securities, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends:

           (a) "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Corporation that such registration is not required or unless sold pursuant to Rule 144 of such Act.”

           (b) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

     Securities Speculative in Nature. The Purchaser is aware that an investment in the Securities is speculative and involves a high degree of risk. The Purchaser has assumed that it may have to bear the entire economic risk of its investment in the Securities for an indefinite period of time. The Purchaser understands that an investment in the Securities should only be made by an investor who can afford the loss of its entire investment and whose financial condition would not be materially adversely effected if such loss is actually sustained, and the Purchaser represents and warrants that it is that type of investor. The Purchaser acknowledges that it does not anticipate that the Securities will achieve, initially or over time, a specific rate of return of appreciation in value.

     No Advertising. The Purchaser is not participating in the purchase of the Securities as a result of or subsequent to any advertisement, article, notice or communication published in any newspaper, magazine, the internet or similar media or broadcast over television, radio or the internet, or any seminar or meeting whose attendees have been invited by general solicitation or advertising.

     Questions and Other Matters. The Purchaser has had full opportunity to ask questions of and to receive satisfactory answers from the Corporation about the Corporation, the Securities and the operations of the Corporation, and all questions have been answered to the satisfaction of the Purchaser. The Purchaser has been provided with an adequate opportunity to obtain any additional information concerning the Corporation, the Securities and the operations of the Corporation as it has requested.

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

among

EOS INTERNATIONAL, INC. (formerly dreamlife, inc.)

DL HOLDINGS I, LLC

and

WEICHERT ENTERPRISE LLC

Dated: December _, 2002

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of December __, 2002 (this “Agreement”), among Eos International, Inc. (formerly dreamlife, inc.), a Delaware corporation (the “Company”), DL Holdings I, LLC, a Delaware limited company (“DL Holdings”), and Weichert Enterprise LLC, a Delaware limited liability company (“Weichert”).

     WHEREAS, the Company has issued amended and restated warrants (the “Warrants”) to purchase an aggregate of 3,000,000 shares, par value $0.01 per share, of common stock of the Company to DL Holdings and Weichert; and

     WHEREAS, in connection with the original issuance of the Warrants, the Company agreed to grant registration rights and certain other rights with respect to the Warrants and the Registrable Securities (as hereinafter defined) as set forth in this Agreement.

     WHEREAS, the parties hereto wish to amend and restate the terms of the Registration Rights Agreement among them, dated as of December 14, 2001, as amended.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     “Agreement” mean this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

     “Approved Underwriter” has the meaning set forth in Section 3(f) of this Agreement.

     “Board of Directors” means the Board of Directors of the Company.

     “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

     “Commission” means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

     “Common Stock” means the Common Stock, par value $0.01 per share, of the Company or any other capital stock of the Company into which such stock is reclassified or reconstituted and any other common stock of the Company.

     “Company” has the meaning set forth in the preamble to this Agreement.

     Company Underwriter” has the meaning set forth in Section 4(a) of this Agreement.

     “Demand Registration” has the meaning set forth in Section 3(a) of this Agreement.

     “Designated Holder” means each of DL Holdings, Weichert and any transferee of any of them to whom Registrable Securities have been transferred, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 or Regulation S under the Securities Act (or any successor rule thereto).

     “DL Holdings” has the meaning set forth in the preamble to this Agreement.

     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

     “Holders’ Counsel” has the meaning set forth in Section 6(a)(i) of this Agreement.

     “Incidental Registration” has the meaning set forth in Section 4(a) of this Agreement.

     “Indemnified Party” has the meaning set forth in Section 7(c) of this Agreement.

     “Indemnifying Party” has the meaning set forth in Section 7(c) of this Agreement.

     “Initiating Holders” has the meaning set forth in Section 3(a) of this Agreement.

     “Inspector” has the meaning set forth in Section 6(a)(vii) of this Agreement.

     “Liability” has the meaning set forth in Section 7(a) of this Agreement.

     "NASD" means the National Association of Securities Dealers, Inc.

     “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

     “Records” has the meaning set forth in Section 6(a)(vii) of this Agreement.

     “Registrable Securities” means each of the following: (a) any and all shares of Common Stock owned by the Designated Holders or issued or issuable upon the exercise of the Warrants and any shares of Common Stock issued or issuable upon conversion of any shares of preferred stock or exercise of any warrants acquired by any of the Designated Holders after the date hereof and (b) any shares of Common Stock issued or issuable to any of the Designated Holders with respect to the Registrable Securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise and any shares of Common Stock or voting common stock issuable upon conversion, exercise or exchange thereof.

     “Registration Expenses” has the meaning set forth in Section 6(d) of this Agreement.

     “Registration Statement” means a Registration Statement filed pursuant to the Securities Act.

     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “Valid Business Reason” has the meaning set forth in Section 3(a) of this Agreement.

     “Warrants” has the meaning set forth in the preamble to this Agreement.

     “Weichert” has the meaning set forth in the preamble to this Agreement.

     2. General; Securities Subject to this Agreement.

     (a) Grant of Rights. The Company hereby grants registration rights to the Designated Holders upon the terms and conditions set forth in this Agreement.

     (b) Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement, (ii) (x) the entire amount of the Registrable Securities owned by a Designated Holder may be sold in a single sale, in the opinion of counsel satisfactory to the Company and such Designated Holder, each in their reasonable judgment, without any limitation as to volume pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act or (y) such Designated Holder owning such Registrable Securities owns less than one percent (1%) of the outstanding shares of Common Stock on a fully diluted basis, or (iii) the Registrable Securities are proposed to be sold or distributed by a Person not entitled to the registration rights granted by this Agreement.

     (c) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person owns of record Registrable Securities, or holds an option to purchase, or a security convertible into or exercisable or exchangeable for, Registrable Securities whether or not such acquisition or conversion has actually been effected. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the registered owner of such Registrable Securities. Registrable Securities issuable upon exercise of an option or upon conversion of another security shall be deemed outstanding for the purposes of this Agreement.

     3. Demand Registration.

     (a) Request for Demand Registration. At any time, commencing on the date the Warrant is exercisable in accordance with its terms, any Designated Holder (the “Initiating Holders”), may make a written request to the Company to register, and the Company shall register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor thereto) (a “Demand Registration”), the number of Registrable Securities stated in such request; provided, however, that the Company shall not be obligated to effect more than two such Demand Registrations for DL Holdings and more than two such Demand Registrations for Weichert, nor more than four demand registrations in the aggregate. For purposes of the preceding sentence, two or more Registration Statements filed in response to one demand shall be counted as one Demand Registration. If the Board of Directors, in its good faith judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization or merger or other material transaction involving the Company (a “Valid Business Reason”), the Company may postpone filing a Registration Statement relating to a Demand Registration until such Valid Business Reason no longer exists, but in no event for more than ninety (90) days. The Company shall give written notice of its determination to postpone a Registration Statement and of the fact that the Valid Business Reason for such postponement no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone a filing under this Section 3(a) more than once in any twelve (12) month period. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

     (b) Incidental or “Piggy-Back” Rights with Respect to a Demand Registration. Each of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) may offer its or his Registrable Securities under any Demand Registration pursuant to this Section 3(b). Within five (5) days after the receipt of a request for a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Designated Holders (other than Initiating Holders which have requested a registration under Section 3(a)) and (ii) subject to Section 3(e), include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) days of the receipt by such Designated Holders of such written notice referred to in clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered. The failure of any Designated Holder to respond within such 10-day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder’s rights under this Section 3 with respect to such Demand Registration. Any Designated Holder may waive its rights under this Section 3 prior to the expiration of such 10-day period by giving written notice to the Company, with a copy to the Initiating Holders.

     (c) Effective Demand Registration. The Company shall use its best efforts to cause any such Demand Registration to become and remain effective not later than sixty (60) days after it receives a request under Section 3(a) hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) 120 days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not thereafter eliminated or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders.

     (d) Expenses. The Company shall pay all Registration Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective.

     (e) Underwriting Procedures. If the Company or the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders so elect, the Company shall use its best efforts to cause such Demand Registration to be in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 3(f). In connection with any Demand Registration under this Section 3 involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 3(b) hereof shall be included in such underwritten offering unless such Designated Holder accepts the terms of the offering as agreed upon by the Company, the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company that the aggregate amount of such Registrable Securities requested to be included in such offering is sufficiently large to have a material adverse effect on the success of such offering, then the Company shall include in such registration only the aggregate amount of Registrable Securities that the Approved Underwriter believes may be sold without any such material adverse effect and shall reduce the amount of Registrable Securities to be included in such registration, First as to the Company, Second as to the Designated Holders (who are not Initiating Holders and who requested to participate in such registration pursuant to Section 3(b) hereof) as a group, if any, and Third as to the Initiating Holders as a group, pro rata within each group based on the number of Registrable Securities owned by each such Designated Holder or Initiating Holder, as the case may be.

     (f) Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Company shall select and obtain an investment banking firm of national reputation to act as the managing underwriter of the offering (the “Approved Underwriter”); provided, however, that the Approved Underwriter shall, in any case, also be approved by the Initiating Holders.

     4. Incidental or "Piggy-back" Registration.

     (a) Request for Incidental Registration. At any time, commencing on the date the Warrant is exercisable in accordance with its terms, if the Company proposes to file a Registration Statement under the Securities Act with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any stockholder of the Company other than the Designated Holders, then the Company shall give written notice of such proposed filing to each of the Designated Holders at least twenty (20)-days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each Such Designated Holder may request (an “Incidental Registration”). The Company shall use its best efforts (within twenty (20) days of the notice provided for in the preceding sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the “Company Underwriter”) to permit each of the Designated Holders who have requested in writing to participate in the Incidental Registration to include its or his Registrable Securities in such offering on the same terms and conditions as the securities of the Company or the account of such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 4(a) involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter, and then only in such quantity as the Company Underwriter believes will not jeopardize the success of the offering by the Company. If the Company Underwriter determines that the registration of all or part of the Registrable Securities which the Designated Holders have requested to be included would materially adversely affect the success of such offering, then the Company shall be required to include in such Incidental Registration, to the extent of the amount that the Company Underwriter believes may be sold without causing such adverse effect, First, all of the securities to be offered for the account of the Company; Second, the Registrable Securities to be offered for the account of the Designated Holders pursuant to this Section 4, pro rata based on the number of Registrable Securities owned by each such Designated Holder; and Third, any other securities requested to be included in such offering.

     (b) Expenses. The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Section 4, whether or not such Incidental Registration becomes effective.

     5. Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or distribution of any of its securities, or any securities convertible into or exchangeable or exercisable for such securities (except pursuant to registrations on form S-4 or S-8 or any successor thereto), during the period beginning on the effective date of any Registration Statement in which the Designated Holders of Registrable Securities are participating and ending on the earlier of (i) the date on which all Registrable Securities registered on such Registration Statement are sold and (ii) 120 days after the effective date of such Registration Statement (except as part of such registration).

     6. Registration Procedures.

     (a) Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Section 3 or Section 4 of this Agreement, the Company shall use its best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

     (i) prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide counsel selected by the Designated Holders holding a majority of the Registrable Securities being registered in such registration (“Holders’ Counsel”) and any other Inspector with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, and (y) the Company shall notify the Holders’ Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and take all action required to prevent the entry of such stop order or to remove it if entered;

     (ii) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the lesser of (x) 120 days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

     (iii) furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), and the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (iv) register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any seller of Registrable Securities may request, and to continue such qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6(a)(iv), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

     (v) notify each seller of Registrable Securities at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and the Company shall promptly prepare a supplement or amendment to such prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or an amendment of such prospectus as may be necessary so that, after delivery to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (vi) enter into and perform customary agreements (including an underwriting agreement in customary form with the approved Underwriter or Company Underwriter, if any, selected as provided in Section 3 or Section 4, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in “road shows” and other information meetings organized by the Approved Underwriter or Company Underwriter;

     (vii) make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders’ Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an “Inspector” and collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the “Records”) as shall be necessary to enable them to exercise their due diligence responsibility, and cause the Company’s and its subsidiaries’ officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company’s judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company’s expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

     (viii) if such sale is pursuant to an underwritten offering, obtain “cold comfort” letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as Holders’ Counsel or the managing underwriter reasonably requests;

     (ix) furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions;

     (x) comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (xi) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed, provided that the applicable listing requirements are satisfied;

     (xii) keep Holders’ Counsel advised in writing as to the initiation and progress of any registration under Section 3 or Section 4 hereunder;

     (xiii) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

     (xiv) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

     (b) Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing.

     (c) Notice to Discontinue. Each Designated Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6(a)(v), such Designated Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Designated Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 6(a)(v) and, if so directed by the Company, such Designated Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Designated Holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6(a)(ii)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(a)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by and meeting the requirements of Section 6(a)(v).

     (d) Registration Expenses. The Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, stock exchange and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or “blue sky” laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with “blue sky” qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any “cold comfort” letters or any special audits incident to or required by any registration or qualification) and any legal fees, charges and expenses incurred, in the case of a Demand Registration, the Initiating Holders and (v) any liability insurance or other premiums for insurance obtained in connection with any Demand Registration or piggy-back registration thereon or Incidental Registration pursuant to the terms of this Agreement, regardless of whether such Registration Statement is declared effective. All of the expenses described in the preceding sentence of this Section 6(d) are referred to herein as “Registration Expenses.” The Designated Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker’s commission or underwriter’s discount or commission relating to registration and sale of such Designated Holders’ Registrable Securities and, subject to clause (iv) above, shall bear the fees and expenses of their own counsel.

     7. Indemnification; Contribution.

     (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Designated Holder, its partners, directors, officers, affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) such Designated Holder from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a “Liability” and collectively, “Liabilities”), arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or notification or offering circular (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading under the circumstances such statements were made, except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus or final prospectus in reliance and in conformity with information concerning such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use therein, including, without limitation, the information furnished to the Company pursuant to Section 7(b). The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Designated Holders of Registrable Securities.

     (b) Indemnification by Designated Holders. In connection with any Registration Statement in which a Designated Holder is participating pursuant to Section 3 or Section 4 hereof, each such Designated Holder shall promptly furnish to the Company in writing such information with respect to such Designated Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Designated Holder not materially misleading or necessary to cause such Registration Statement not to omit a material fact with respect to such Designated Holder necessary in order to make the statements therein not misleading. Each Designated Holder agrees to indemnify and hold harmless the Company, any underwriter retained by the Company and each Person who controls the Company or such underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Designated Holders, but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Designated Holder furnished in writing to the Company by such Designated Holder expressly for use in such Registration Statement or prospectus, including, without limitation, the information furnished to the Company pursuant to this Section 7(b); provided, however, that the total amount to be indemnified by such Designated Holder pursuant to this Section 7(b) shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Designated Holder in the offering to which the Registration Statement or prospectus relates.

     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Part of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and such parties have been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

     (d) Contribution. If the indemnification provided for in this Section 7 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Section 7(a), 7(b) and 7(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided that the total amount to be contributed by such Designated Holder shall be limited to the net proceeds (after deducting the underwriters’ discounts and commissions) received by such Designated Holder in the offering.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     8. Rule 144. The Company covenants that from and after the date hereof it shall (a) file any reports required to be filed by it under the Exchange Act and (b) take such further action as each Designated Holder may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Designated Holder to sell Registration Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, or Regulation S under the Securities Act or (ii) any similar rules or regulations hereafter adopted by the Commission. The Company shall, upon the request of any Designated Holder, deliver to such Designated Holder a written statement as to whether it has complied with such requirements.

     9. Miscellaneous.

     (a) Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock, (ii) any and all shares of voting common stock of the Company into which the shares of Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

     (b) No Inconsistent Agreements. The Company has not entered into and shall not enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Designated Holders in this Agreement or grant any additional registration rights to any Person or with respect to any securities which are not Registrable Securities which are prior in right to or inconsistent with the rights granted in this Agreement, other than agreements which were previously entered into or which are entered into simultaneously with this Agreement and in each case which are set forth on Exhibit A hereto.

     (c) Remedies. The Designated Holders, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

     (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) holders of Registrable Securities representing (after giving effect to any adjustments) at least a majority of the aggregate number of Registrable Securities owned by all of the Designated Holders (but shall always include DL Holdings and Weichert as long as they hold any Registrable Securities). Any such written consent shall be binding upon the Company and all of the Designated Holders.

     (e) Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be made by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

(i)	if to the Company:

Eos International, Inc. 888 Seventh Avenue New York, New York 10106 Telecopy:   212-554-9873 Attention:  Peter A. Lund Chairman

with a copy to:

Pitney, Hardin, Kipp & Szuch LLP Park Avenue at Morris County P.O. Box 1945 Morristown, New Jersey 07962 Telecopy: 973-966-1550 Attention: Frank E. Lawatsch, Esq.

(ii)	if to DL Holdings, at its address as it
appears on the record books of the Company.

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison 1285 Avenue of the Americas New York, New York 10019-6064 Telecopy: (212) 757-3990 Attention: Carl Reisner, Esq.

(iii)	if to Weichert, at its address as it appears on the record books of the Company.

(iv)	if to any other Designated Holder, at its address as it appears on the record books of the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 9(e) designate another address or Person for receipt of notices hereunder.

     (f) Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. The Demand Registration rights contained in Section 3 hereof and the incidental or “piggy-back” registration rights of the Designated Holders contained in Sections 3(b) and 4 hereof shall be, with respect to any Warrant and Registrable Security, automatically transferred to any Person who is the transferee of such Warrant and Registrable Security. All of the obligations of the Company hereunder shall survive any such transfer. Except as provided in Section 7, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

     (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

     (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

     (k) Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

     (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

     (m) Further Assurances. Each of the parties shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

     (n) Confidentiality. The Company covenants and agrees with each Designated Holder that, except as may be required to be disclosed on the advice of counsel by applicable laws, rules or regulations, it will not (and will cause its officers, directors, shareholders, employees, agents and representatives to not) disclose to any Person in any circumstances (whether or not related to a financing by the Company) the terms, conditions or provisions of the Warrants and this Agreement or the identity of the Designated Holders, without the prior written consent of the Designated Holders.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

EOS INTERNATIONAL, INC. By: —————————————— Name: Peter A. Lund Title: Chairman

DL HOLDINGS I, LLC By: —————————————— Name: Dan Stern Title: Managing Member

WEICHERT ENTERPRISE LLC By: —————————————— Name: Gerald Crotty Title: President

34

1,384,615 Warrant Shares

THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR FOREIGN JURISDICTION. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

_________________

EOS INTERNATIONAL, INC.

_________________

AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

__________________________________

     This certifies that, for good and valuable consideration, EOS INTERNATIONAL, INC., a Delaware corporation (the “Company”), grants to WEICHERT ENTERPRISE LLC, a Delaware limited liability company (the “Warrantholder”), the right to subscribe for and purchase from the Company, during the Exercise Period (as hereinafter defined), 1,384,615 validly issued, fully paid and nonassessable shares, par value $0.01, of Common Stock of the Company (the “Warrant Shares”), at the exercise price per share of $0.25 per share (the “Exercise Price”), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 9 below.

     1. Warrant. This Amended and Restated Common Stock Purchase Warrant (this “Warrant”) is issued by the Company contemporaneously with the Company’s issuance of a warrant for 1,615,385 Warrant Shares (the “Other Warrant”) to DL Holdings I, L.L.C. (the “Other Warrantholder”) and is subject to the terms of the Amended and Restated Registration Rights Agreement, dated December __, 2002 (the “Registration Rights Agreement”), among the Company, the Warrantholder and the Other Warrantholder.

     2. Exercise of Warrant; Payment of Taxes.

           2.1 Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time, in whole or in part, by the Warrantholder during the Exercise Period by:

                (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form, and

                (b) subject to Section 2.2 below, the delivery of payment of the Company, for the account of the Company, by (i) cash, wire transfer, certified or official bank check or any other means approved by the Company, of the aggregate Exercise Price in lawful money of the United States of America or (ii) the surrender of Series D Preferred Stock of the Company (the “Series D Preferred Stock”) valued at the Redemption Price as determined by the Certificate of Designations of the Series D Preferred Stock of the Company (the “Certificate of Designations”) on the date surrendered to the Company or (iii) a combination of (i) and (ii); provided, however, that the Company reserves the right to refuse to accept Series D Preferred Stock as consideration for the exercise of the Warrant if it would violate law or violate the provisions of any agreement to which the Company is a party.

The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.

           2.2 Conversion Right.

                (a) In lieu of the payment of the aggregate Exercise Price, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the “Conversion Right”) as provided for in this Section 2.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) in accordance with Section 2.1(b) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant or portion thereof at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price at the time of the exercise of the Conversion Right from the aggregate Current Market Price for the shares of Common Stock issuable upon exercise of the Warrant at the time of the exercise of the Conversion Right) by (ii) the Current Market Price of one share of Common Stock at the time of the exercise of the Conversion Right.

                (b) The Conversion Right may be exercised by the Warrantholder on any Business Day prior to the end of the Exercise Period by surrender of this Warrant to the Company, with a duly executed Exercise Form with the conversion section completed, exercising the Conversion Right and specifying the total number of shares of Common Stock that the Warrantholder will be issued pursuant to such conversion.

           2.3 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five (5) Business Days after receipt of the Exercise Form by the Company and, if the Conversion Right is not exercised, the payment by the Warrantholder of the aggregate Exercise Price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

           2.4 Payment of Taxes. The Company will pay all documentary stamp or other issuance taxes, if any, attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or Warrant certificates or Warrant Shares in a name other than that of the them Warrantholder as reflected upon the books of the Company.

     3. Restrictions on Transfer; Restrictive Legends.

           3.1 This Warrant and the Warrant Shares may not be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than in accordance with applicable federal and state securities laws.

           3.2 Except as otherwise permitted by this Section 3, each Warrant (and Warrant issued in substitution for any Warrant pursuant to Section 6) shall be stamped or otherwise imprinted with a legend in substantially the form as set forth on the cover of this Warrant. Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, (ii) the Warrantholder has delivered to Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company’s counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be or (iii) such Warrant or Warrant Shares may be sold pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.

     4. Reservation and Registration of Shares. The Company covenants and agrees as follows:

           (a) All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be validly issued, not subject to any preemptive rights, and be free from all taxes, liens, security interest, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

           (b) The Company shall at all times have authorized and reserved, and shall keep available and free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

           (c) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, spin-off, consolidation, merger, dissolution, issue or sale of securities or any other action or inaction, seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

     5. Anti-dilution Adjustment. The Exercise Price and the number of Warrant Shares to be received upon exercise of this Warrant shall be subject to adjustment as follows:

           5.1 Dividend, Subdivision, Combination or Reclassification of Common Stock. In the event that the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, (w) make a dividend or distribution on the outstanding shares of Common Stock payable in Capital Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 5), then, and in each such case, (A) the aggregate number of Warrant Shares for which this Warrant is exercisable (the “Warrant Share Number”) immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares issuable immediately thereafter. An adjustment made pursuant to this Section 5.1 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

           5.2 Issuance of Common Stock or Common Stock Equivalents Below Exercise Price or the Fair Market Value.

                (a) Except in the circumstances contemplated by Section 5.1, if the Company shall at any time from time to time, after the issuance of this Warrant but prior to the exercise hereof, issue or sell (such issuance or sale, a “New Issuance”) any shares of Common Stock or Common Stock Equivalent (which, for purposes hereof, shall include any security issued as part of a “PIPES” financing) at a price per share of Common Stock (the “New Issue Price”) that is less than the Exercise Price or the Fair Market Value then in effect as the record date or Issue Date (as defined below), as the case may be (the “Relevant Date”) (treating the price per share of Common Stock, in the case of the issuance of any Common Stock Equivalent, as equal to (x) the sum of the price for such Common Stock Equivalent plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such Common Stock Equivalent divided by (y) the number of shares of Common Stock initially underlying such Common Stock Equivalent), other than (i) issuances or sales for which an adjustment is made pursuant to another subsection of this Section 5 and (ii) issuances in connection with an Excluded Transaction, then, and in each such case, (A) the Exercise Price then in effect shall be adjusted to equal to the new Issue Price and (B) the Warrant Share Number shall be increased to equal the product of (i) the aggregate number of Warrant Shares for which this Warrant is exercisable immediately prior to the New Issuance multiplied by (ii) a fraction, the numerator of which shall be the Exercise Price in effect on the day immediately prior to the Relevant Date and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalent are issued, and shall become effective retroactively (x) in the case of an issuance to the stockholders of the Company, as such, to a date immediately following the close of business on the records date for the determination of shareholders entitled to receive such shares of Common Stock or Common Stock Equivalents and (y) in all other cases, on the date (the “Issue Date”) of such issuance; provided, however, that the determination as to whether an adjustment is required to be made pursuant to this Section 5.2 shall be made only upon the issuance of such shares of Common Stock or Common Stock Equivalents, and not upon the issuance of any security into which the Common Stock Equivalents convert, exchange or may be exercised.

                (b) In case at any time any shares of Common Stock or Common Stock Equivalents or any rights or options to purchase any shares of Common consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expense incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith, as determined mutually by the Board of Directors and the Majority Warrantholders or, if the Board of Directors and the Majority Warrantholders shall fail to agree, at the Company’s expense by an appraiser chosen by the Board of Directors and reasonably acceptable to the Majority Warrantholders.

                (c) If any Common Stock Equivalents (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 5.2 shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such Common Stock Equivalents there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Exercise Price hereunder shall be readjusted (but to no greater extent than originally adjusted) in order to (i) eliminate from the computation any additional shares of Common Stock corresponding to such Common Stock Equivalents as shall have expired or terminated, (ii) treat the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such Common Stock Equivalents as having been issued for the consideration actually received and receivable therefor and (iii) treat any of such Common Stock Equivalents which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time.

           5.3 Certain Distributions. In case the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, distribute to all holders of shares of Common Stock (including any such distribution made as a rights offering or in connection with a merger or consolidation in which the Company is the resulting or surviving Person and shares of Common Stock are not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding dividends or distributions payable in shares of Common Stock for which adjustment is made under Section 5.1) or rights or warrants to subscribe for or purchase any of the foregoing, then, and in each such case, (A) the Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by being multiplied by the Exercise Price in effect prior to the date of distribution by a fraction (i) the numerator of which shall be such Current Market Price of Common Stock immediately prior to the date of distribution less the then fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (ii) the denominator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution (but such fraction shall not be greater than one) and (B) the number of Warrant Shares issuable hereunder shall be increased by being multiplied by a fraction (i) the numerator of which shall be the distribution of such cash, evidences of indebtedness, securities, other assets or rights or warrants and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock immediately prior to such record date less the fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties) of the portion of such cash, evidences of indebtedness, securities, other assets or rights or warrants so distributed. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

           5.4 Other Changes. In case the Company at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Sections 5.1, 5.2, 5.3 or 5.8 (but not including any action described in any such Section) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Exercise Period and number of Warrant Shares issuable hereunder as a result of such action, then, and in each such case, the Exercise Price and number of Warrant Shares issuable hereunder shall be adjusted in such manner and at such times as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholder).

           5.5 No Adjustment; Par Value Minimum. Notwithstanding anything herein to the contrary, no adjustment under this Section 5 need be made to the Exercise Price or number of Warrant Shares issuable hereunder if the Company receives written notice from the Warrantholder that no such adjustment is required. Notwithstanding any other provision of this Warrant, the Exercise Price shall not be adjusted below the par value of a share of Common Stock.

           5.6 Abandonment. If the Company shall take a record of the holders of shares of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price or number of Warrant Shares issuable hereunder shall be required by reason of the taking of such record.

           5.7 Certificate as to Adjustments. Upon any adjustment in the Exercise Price or number of Warrant Shares issuable hereunder, the Company shall within a reasonable period (not to exceed ten (10) days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by (i) the Chief Executive Officer of the Company and (ii) the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and number of Warrant Shares issuable hereunder then in effect following such adjustment.

           5.8 Spin-off, Reorganization, Reclassification, Merger or Sale Transaction.

                (a) In case of any spin-off by the Company of another Person (the "Spin-off Entity) at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall issue to the Warrantholder a new warrant, in form and substance satisfactory to the Company and the Majority Warrantholders, entitling the Warrantholder to purchase, at the exercise price determined by the Board of Directors and reasonably acceptable to the Majority Warrantholders, the number of shares of common stock or other proprietary interest in the Spin-off Entity that the Warrantholder would have owned had the Warrantholder, immediately prior to such spin-off, exercised this Warrant.

                (b) In case of any capital reorganization, reclassification, Sale Transaction, merger or consolidation (other than a Sale Transaction or a merger or consolidation of the Company in which the Company is the surviving corporation and there has been no change in the terms of the Common Stock) of the Company or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a “Transaction”) at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall execute and deliver to the Warrantholder at least twenty (20) Business Days prior to effecting such Transaction a certificate stating that the Warrantholder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock or other securities, property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock pursuant to the Certificate of Incorporation of the Company into which this Warrant could have been exercised immediately prior to such Transaction, and provision shall be made therefor in the agreement, if any, relating to such Transaction. The provisions of this Section 5.2 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

           5.9 Notices. In case at any time or from time to time:

                (a) the Company shall declare a dividend (or any other distribution) on its shares of Common Stock;

                (b) the Company shall authorize the granting to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase any shares of Capital Stock or any other rights or warrants;

                (c) there shall occur a spin-off Transaction; or

                (d) the Company shall take any other action that would require a vote of the Company's stockholders;

then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such vote or dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such spin-off Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such spin-off Transaction. Notwithstanding the foregoing, in the case of any event to which Section 5.8 is applicable, the Company shall also deliver the certificate described in such Section 5.8 to the Warrantholder at least ten (10) Business Days prior to effecting such reorganization or reclassification as aforesaid.

     6. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

     7. Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or written hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

     8. Amendments. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

     9. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     “Board of Directors” means the Board of Directors of the Company.

     “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of York are authorized or required by law or executive order to close.

     “Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalent (however designated and whether voting or non-voting) of such Person’s capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security whether or not it is exchangeable for or convertible into such capital stock).

     “Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

     “Common Stock Equivalent” means any security or obligation other than Company’s Series E Junior Convertible Preferred Stock which is by its terms convertible into or exercisable into shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

     “Company” has the meaning set forth in the first paragraph of this Warrant.

     “Conversion Rights” has the meaning set forth in Section 2.2(a) of this Warrant.

     “Current Market Price” means, as of the date of determination, (a) the average of the daily Market Price under clause (a), (b) or (c) of the definition thereof of the Common Stock during the immediately preceding thirty (30) trading days ending on such date, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

     “Excluded Transaction” means (a) any issuance or grant (“award”) of shares of stock, restricted stock or options to purchase shares of Common Stock as compensation, or as a pre-employment award, to employees, officers, directors or consultants of the Company or of any Subsidiary of the Company, provided that if at the time of such award the number of shares of Common Stock awarded and the number of shares of Common Stock issuable upon exercise of the stock option awarded, when combined with all other shares of Common Stock issued or issuable pursuant to awards made pursuant to this clause (a) during the Exercise Period (i.e., excluding the Lund and Regal management awards and other awards existing on the date hereof) exceeds 5% of the fully diluted shares of Common Stock outstanding on the date of such award, then the new award shall not be deemed an Excluded Transaction, (b) any issuance of Warrant Shares, (c) any issuance of securities as part of the consideration in a merger or consolidation of the Company in which the Company is the surviving corporation and there has been no change in the terms of the Common Stock, (d) the issuance of up to 27,000,000 shares of Common Stock by the Company to acquire IFS of New Jersey, Inc. (including shares of Common Stock issued upon mandatory conversion of the Series E Junior Convertible Preferred Stock of the Company), (e) the issuance of up to 16,000,000 shares of Common Stock to investors in a private placement pursuant to subscription agreements on or before the date hereof, (f) the issuance of up to 900,000 shares of Common Stock by the Company to Allen & Company Incorporated in partial satisfaction of its fee in connection with the issuance referred to in clause (e) above, (g) the issuance of any shares of the Company’s Series E Junior Convertible Preferred Stock in connection with the Company’s acquisition of IFS of New Jersey, Inc., and (h) the issuance of any “Equity Securities” (as defined in Section 7 of the Certificate of Designations) of the Company, the proceeds of which are used to the extent required or permitted by Section 7 of the Certificate of Designations.

     “Exercise Form” means an Exercise Form in the form annexed hereto as Exhibit A.

     “Exercise Period” means the period from December __, 2002 to December __, 2007.

     “Exercise Price” has the meaning set forth in the first paragraph of this Warrant.

     “Fair Market Value” means on any date of determination with respect to any shares of Common Stock, an amount equal to the product of (i) the fair market value on such date of the consolidated net worth of the Company, as determined in good faith by the Board of Directors and (ii) the percentage such shares of Common Stock represent of all the then outstanding shares of Common Stock.

     “Issue Date” has the meaning set forth in Section 5.2 of this Warrant.

     “Market Price” means, as of the date of determination, (a) if the Common Stock is listed on a national securities exchange, the closing price per share of Common Stock on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not designated as a national market system security by the National Association of Securities Dealers, Inc., the average of the reported closing bid and asked prices of the Common Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined mutually by the Board of Directors and the Majority Warrantholders or, if the Board of Directors and the Majority Warrantholder shall fail to agree, at the Company’s expense by an appraiser chosen by the Board of Directors and reasonably acceptable to the Majority Warrantholders. Any determination of the Market Price by an appraiser shall be based on a valuation of the Company as an entirety without regard to any discount for minority interest or disparate voting rights among classes of capital stock.

     “Majority Warrantholders” means the holders of a majority of Warrant Shares issuable upon exercise in full of both the Warrant and the Other Warrant assuming the exercise of all such warrants.

     “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

     “New Issuance” has the meaning set forth in Section 5.2 of this Warrant.

     “New Issue Price” has the meaning set forth in Section 5.2 of this Warrant.

     “Relevant Date” has the meaning set forth in Section 5.2 of this Warrant.

45

     “Sale Transaction” shall mean (a)(i) the merger or consolidation of the Company into or with one or more Persons, (ii) the merger or consolidation of one or more Persons into or with the Company or (iii) a tender offer or other business combination if, in the case of (i), (ii) or (iii), the stockholders of the Company prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving Person or (b) the voluntary sale, conveyance, exchange or transfer to another Person of (i) the voting Capital Stock of the Company if, after such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Company or (ii) all or substantially all of the assets of the Company.

     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

     “Spin-off Entity” has the meaning set forth in Section 5.8 of this Warrant.

     “Transaction” has the meaning set forth in Section 5.8 of this Warrant.

     “Warrant Shares” has the meaning set forth in the first paragraph of this Warrant.

     “Warrant Share Number” has the meaning set forth in Section 5.1 of this Warrant.

     “Warrantholder” has the meaning set forth in first paragraph of this Warrant.

     10. Miscellaneous.

           10.1 Entire Agreement. This Warrant and the Registration Rights Agreement constitute the entire agreement between the Company and the Warrantholder with respect to this Warrant and supersedes all prior agreements and understanding with respect to the subject matter of this Warrant.

           10.2 Binding Effect; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

           10.3 Headings. The heading in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of this Warrant.

           10.4 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier, service or personal delivery:

(a)	if to the Company:

Eos International, Inc. 888 Seventh Avenue New York, New York 10106 Telecopy: 212-554-9873 Attention:  James M. Cascino,
                Chief Executive Officer

with a copy to:

Pitney, Hardin, Kipp & Szuch LLP Park Avenue at Morris County P.O. Box 1945 Morristown, New Jersey 07962 Telecopy: 973-966-1550 Attention: Frank E. Lawatsch

(b)	if to the Warrantholder, at its address as it appears
on the record books of the Company.

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison 1285 Avenue of the Americas New York, New York 10019-6064 Telecopy: (212) 757-3990 Attention: Carl Reisner

     All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service, five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.4 designated another address or Person for receipt of notices hereunder.

           10.5 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any terms or provisions of this Warrant in any other jurisdiction.

           10.6 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of law principle thereof.

           10.7 No Rights or Liabilities as Stockholders. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company as otherwise.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

EOS INTERNATIONAL INC. By: —————————————— Peter A. Lund Chairman

Dated: December __, 2002

Exhibit A

EXERCISE FORM

(To be executed upon exercise of this Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase [insert number] shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $[insert number] [hereby exercises its Conversion Rights] in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificates be delivered to the undersigned’s address below.

     The undersigned represents that it is acquiring such shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Signature:———————

—————————————— (Print Name)

—————————————— (Street Address)

—————————————— (City) (State)(Zip Code)

1,615,385 Warrant Shares

     THIS WARRANT AND ANY SECURITIES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR FOREIGN JURISDICTION. NEITHER THIS WARRANT, SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

_________________

EOS INTERNATIONAL, INC.

_________________

AMENDED AND RESTATED COMMON STOCK PURCHASE WARRANT

     This certifies that, for good and valuable consideration, EOS INTERNATIONAL, INC., a Delaware corporation (the “Company”), grants to DL HOLDINGS I, LLC a Delaware limited liability company (the “Warrantholder”), the right to subscribe for and purchase from the Company, during the Exercise Period (as hereinafter defined), 1,615,385 validly issued, fully paid and nonassessable shares, par value $0.01, of Common Stock of the Company (the “Warrant Shares”), at the exercise price per share of $0.25 per share (the “Exercise Price”), all subject to the terms, conditions and adjustments herein set forth. Capitalized terms used herein shall have the meanings ascribed to such terms in Section 9 below.

     1. Warrant. This Amended and Restated Common Stock Purchase Warrant (this “Warrant”) is issued by the Company contemporaneously with the Company’s issuance of a warrant for 1,384,615 Warrant Shares (the “Other Warrant”) to Weichert Enterprise LLC. (the “Other Warrantholder”) and is subject to the terms of the Amended and Restated Registration Rights Agreement, dated December __, 2002 (the “Registration Rights Agreement”), among the Company, the Warrantholder and the Other Warrantholder.

     2. Exercise of Warrant; Payment of Taxes.

           2.1 Exercise of Warrant. Subject to the terms and conditions set forth herein, this Warrant may be exercised at any time, in whole or in part, by the Warrantholder during the Exercise Period by:

                (a) the surrender of this Warrant to the Company, with a duly executed Exercise Form, and

                (b) subject to Section 2.2 below, the delivery of payment of the Company, for the account of the Company, by (i) cash, wire transfer, certified or official bank check or any other means approved by the Company, of the aggregate Exercise Price in lawful money of the United States of America or (ii) the surrender of Series D Preferred Stock of the Company (the “Series D Preferred Stock”) valued at the Redemption Price as determined by the Certificate of Designations of the Series D Preferred Stock of the Company (the “Certificate of Designations”) on the date surrendered to the Company or (iii) a combination of (i) and (ii); provided, however, that the Company reserves the right to refuse to accept Series D Preferred Stock as consideration for the exercise of the Warrant if it would violate law or violate the provisions of any agreement to which the Company is a party.

The Company agrees that the Warrant Shares shall be deemed to be issued to the Warrantholder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for the Warrant Shares as aforesaid.

           2.2 Conversion Right.

                (a) In lieu of the payment of the aggregate Exercise Price, the Warrantholder shall have the right (but not the obligation), to require the Company to convert this Warrant, in whole or in part, into shares of Common Stock (the “Conversion Right”) as provided for in this Section 2.2. Upon exercise of the Conversion Right, the Company shall deliver to the Warrantholder (without payment by the Warrantholder of any of the Exercise Price) in accordance with Section 2.1(b) that number of shares of Common Stock equal to the quotient obtained by dividing (i) the value of the Warrant or portion thereof at the time the Conversion Right is exercised (determined by subtracting the aggregate Exercise Price at the time of the exercise of the Conversion Right from the aggregate Current Market Price for the shares of Common Stock issuable upon exercise of the Warrant at the time of the exercise of the Conversion Right) by (ii) the Current Market Price of one share of Common Stock at the time of the exercise of the Conversion Right.

                (b) The Conversion Right may be exercised by the Warrantholder on any Business Day prior to the end of the Exercise Period by surrender of this Warrant to the Company, with a duly executed Exercise Form with the conversion section completed, exercising the Conversion Right and specifying the total number of shares of Common Stock that the Warrantholder will be issued pursuant to such conversion.

           2.3 Warrant Shares Certificate. A stock certificate or certificates for the Warrant Shares specified in the Exercise Form shall be delivered to the Warrantholder within five (5) Business Days after receipt of the Exercise Form by the Company and, if the Conversion Right is not exercised, the payment by the Warrantholder of the aggregate Exercise Price. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Warrantholder a new Warrant evidencing the right to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant.

           2.4 Payment of Taxes. The Company will pay all documentary stamp or other issuance taxes, if any, attributable to the issuance of Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any Warrants or Warrant certificates or Warrant Shares in a name other than that of the them Warrantholder as reflected upon the books of the Company.

     3. Restrictions on Transfer; Restrictive Legends.

           3.1 This Warrant and the Warrant Shares may not be offered, sold, transferred, pledged or otherwise disposed of, in whole or in part, to any Person other than in accordance with applicable federal and state securities laws.

           3.2 Except as otherwise permitted by this Section 3, each Warrant (and Warrant issued in substitution for any Warrant pursuant to Section 6) shall be stamped or otherwise imprinted with a legend in substantially the form as set forth on the cover of this Warrant. Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a certificate for Warrant Shares, in each case without a legend, if either (i) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act, (ii) the Warrantholder has delivered to Company an opinion of legal counsel (from a firm reasonably satisfactory to the Company) which opinion shall be addressed to the Company and be reasonably satisfactory in form and substance to the Company’s counsel, to the effect that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be or (iii) such Warrant or Warrant Shares may be sold pursuant to Rule 144 (or any successor provision then in effect) under the Securities Act.

     4. Reservation and Registration of Shares. The Company covenants and agrees as follows:

           (a) All Warrant Shares that are issued upon the exercise of this Warrant shall, upon issuance, be validly issued, not subject to any preemptive rights, and be free from all taxes, liens, security interest, charges, and other encumbrances with respect to the issuance thereof, other than taxes in respect of any transfer occurring contemporaneously with such issue.

           (b) The Company shall at all times have authorized and reserved, and shall keep available and free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

           (c) The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, spin-off, consolidation, merger, dissolution, issue or sale of securities or any other action or inaction, seek to avoid the observance or performance of any of the terms of this Warrant, and shall at all times in good faith assist in performing and giving effect to the terms hereof and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against dilution or other impairment.

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     5. Anti-dilution Adjustment. The Exercise Price and the number of Warrant Shares to be received upon exercise of this Warrant shall be subject to adjustment as follows:

           5.1 Dividend, Subdivision, Combination or Reclassification of Common Stock. In the event that the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, (w) make a dividend or distribution on the outstanding shares of Common Stock payable in Capital Stock, (x) subdivide the outstanding shares of Common Stock into a larger number of shares, (y) combine the outstanding shares of Common Stock into a smaller number of shares or (z) issue any shares of its Capital Stock in a reclassification of the Common Stock (other than any such event for which an adjustment is made pursuant to another clause of this Section 5), then, and in each such case, (A) the aggregate number of Warrant Shares for which this Warrant is exercisable (the “Warrant Share Number”) immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Company) so that the Warrantholder shall be entitled to receive upon exercise of this Warrant the number of shares of Common Stock or other securities of the Company that it would have owned or would have been entitled to receive upon or by reason of any of the events described above, had this Warrant been exercised immediately prior to the occurrence of such event and (B) the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares issuable immediately thereafter. An adjustment made pursuant to this Section 5.1 shall become effective retroactively (x) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution or (y) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

           5.2 Issuance of Common Stock or Common Stock Equivalents Below Exercise Price or the Fair Market Value.

                (a) Except in the circumstances contemplated by Section 5.1, if the Company shall at any time from time to time, after the issuance of this Warrant but prior to the exercise hereof, issue or sell (such issuance or sale, a “New Issuance”) any shares of Common Stock or Common Stock Equivalent (which, for purposes hereof, shall include any security issued as part of a “PIPES” financing) at a price per share of Common Stock (the “New Issue Price”) that is less than the Exercise Price or the Fair Market Value then in effect as the record date or Issue Date (as defined below), as the case may be (the “Relevant Date”) (treating the price per share of Common Stock, in the case of the issuance of any Common Stock Equivalent, as equal to (x) the sum of the price for such Common Stock Equivalent plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such Common Stock Equivalent divided by (y) the number of shares of Common Stock initially underlying such Common Stock Equivalent), other than (i) issuances or sales for which an adjustment is made pursuant to another subsection of this Section 5 and (ii) issuances in connection with an Excluded Transaction, then, and in each such case, (A) the Exercise Price then in effect shall be adjusted to equal to the new Issue Price and (B) the Warrant Share Number shall be increased to equal the product of (i) the aggregate number of Warrant Shares for which this Warrant is exercisable immediately prior to the New Issuance multiplied by (ii) a fraction, the numerator of which shall be the Exercise Price in effect on the day immediately prior to the Relevant Date and the denominator of which shall be the Exercise Price in effect immediately after such adjustment.

Such adjustment shall be made whenever such shares of Common Stock or Common Stock Equivalent are issued, and shall become effective retroactively (x) in the case of an issuance to the stockholders of the Company, as such, to a date immediately following the close of business on the records date for the determination of shareholders entitled to receive such shares of Common Stock or Common Stock Equivalents and (y) in all other cases, on the date (the “Issue Date”) of such issuance; provided, however, that the determination as to whether an adjustment is required to be made pursuant to this Section 5.2 shall be made only upon the issuance of such shares of Common Stock or Common Stock Equivalents, and not upon the issuance of any security into which the Common Stock Equivalents convert, exchange or may be exercised.

                (b) In case at any time any shares of Common Stock or Common Stock Equivalents or any rights or options to purchase any shares of Common consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expense incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith, as determined mutually by the Board of Directors and the Majority Warrantholders or, if the Board of Directors and the Majority Warrantholders shall fail to agree, at the Company’s expense by an appraiser chosen by the Board of Directors and reasonably acceptable to the Majority Warrantholders.

                (c) If any Common Stock Equivalents (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 5.2 shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such Common Stock Equivalents there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Exercise Price hereunder shall be readjusted (but to no greater extent than originally adjusted) in order to (i) eliminate from the computation any additional shares of Common Stock corresponding to such Common Stock Equivalents as shall have expired or terminated, (ii) treat the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such Common Stock Equivalents as having been issued for the consideration actually received and receivable therefor and (iii) treat any of such Common Stock Equivalents which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at the time.

           5.3 Certain Distributions. In case the Company shall at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, distribute to all holders of shares of Common Stock (including any such distribution made as a rights offering or in connection with a merger or consolidation in which the Company is the resulting or surviving Person and shares of Common Stock are not changed or exchanged) cash, evidences of indebtedness of the Company or another issuer, securities of the Company or another issuer or other assets (excluding dividends or distributions payable in shares of Common Stock for which adjustment is made under Section 5.1) or rights or warrants to subscribe for or purchase any of the foregoing, then, and in each such case, (A) the Exercise Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by being multiplied by the Exercise Price in effect prior to the date of distribution by a fraction (i) the numerator of which shall be such Current Market Price of Common Stock immediately prior to the date of distribution less the then fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such rights or warrants applicable to one share of Common Stock and (ii) the denominator of which shall be the Current Market Price of the Common Stock immediately prior to the date of distribution (but such fraction shall not be greater than one) and (B) the number of Warrant Shares issuable hereunder shall be increased by being multiplied by a fraction (i) the numerator of which shall be the distribution of such cash, evidences of indebtedness, securities, other assets or rights or warrants and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock immediately prior to such record date less the fair market value (as determined by the Board of Directors in the exercise of their fiduciary duties) of the portion of such cash, evidences of indebtedness, securities, other assets or rights or warrants so distributed. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

           5.4 Other Changes. In case the Company at any time or from time to time, after the issuance of this Warrant but prior to the exercise hereof, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Sections 5.1, 5.2, 5.3 or 5.8 (but not including any action described in any such Section) and the Board of Directors in good faith determines that it would be equitable in the circumstances to adjust the Exercise Period and number of Warrant Shares issuable hereunder as a result of such action, then, and in each such case, the Exercise Price and number of Warrant Shares issuable hereunder shall be adjusted in such manner and at such times as the Board of Directors in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the Warrantholder).

           5.5 No Adjustment; Par Value Minimum. Notwithstanding anything herein to the contrary, no adjustment under this Section 5 need be made to the Exercise Price or number of Warrant Shares issuable hereunder if the Company receives written notice from the Warrantholder that no such adjustment is required. Notwithstanding any other provision of this Warrant, the Exercise Price shall not be adjusted below the par value of a share of Common Stock.

           5.6 Abandonment. If the Company shall take a record of the holders of shares of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then no adjustment in the Exercise Price or number of Warrant Shares issuable hereunder shall be required by reason of the taking of such record.

           5.7 Certificate as to Adjustments. Upon any adjustment in the Exercise Price or number of Warrant Shares issuable hereunder, the Company shall within a reasonable period (not to exceed ten (10) days) following any of the foregoing transactions deliver to the Warrantholder a certificate, signed by (i) the Chief Executive Officer of the Company and (ii) the Chief Financial Officer of the Company, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the adjusted Exercise Price and number of Warrant Shares issuable hereunder then in effect following such adjustment.

           5.8 Spin-off, Reorganization, Reclassification, Merger or Sale Transaction.

                (a) In case of any spin-off by the Company of another Person (the "Spin-off Entity) at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall issue to the Warrantholder a new warrant, in form and substance satisfactory to the Company and the Majority Warrantholders, entitling the Warrantholder to purchase, at the exercise price determined by the Board of Directors and reasonably acceptable to the Majority Warrantholders, the number of shares of common stock or other proprietary interest in the Spin-off Entity that the Warrantholder would have owned had the Warrantholder, immediately prior to such spin-off, exercised this Warrant.

                (b) In case of any capital reorganization, reclassification, Sale Transaction, merger or consolidation (other than a Sale Transaction or a merger or consolidation of the Company in which the Company is the surviving corporation and there has been no change in the terms of the Common Stock) of the Company or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value) (each, a “Transaction”) at any time after the issuance of this Warrant but prior to the exercise hereof, the Company shall execute and deliver to the Warrantholder at least twenty (20) Business Days prior to effecting such Transaction a certificate stating that the Warrantholder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock or other securities, property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock pursuant to the Certificate of Incorporation of the Company into which this Warrant could have been exercised immediately prior to such Transaction, and provision shall be made therefor in the agreement, if any, relating to such Transaction. The provisions of this Section 5.2 and any equivalent thereof in any such certificate similarly shall apply to successive transactions.

           5.9 Notices. In case at any time or from time to time:

                (a) the Company shall declare a dividend (or any other distribution) on its shares of Common Stock;

                (b) the Company shall authorize the granting to the holders of shares of its Common Stock rights or warrants to subscribe for or purchase any shares of Capital Stock or any other rights or warrants;

                (c) there shall occur a spin-off Transaction; or

                (d) the Company shall take any other action that would require a vote of the Company's stockholders;

then the Company shall mail to the Warrantholder, as promptly as possible but in any event at least ten (10) days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such vote or dividend, distribution or granting of rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or granting of rights or warrants are to be determined, or (B) the date on which such spin-off Transaction is expected to become effective and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such spin-off Transaction. Notwithstanding the foregoing, in the case of any event to which Section 5.8 is applicable, the Company shall also deliver the certificate described in such Section 5.8 to the Warrantholder at least ten (10) Business Days prior to effecting such reorganization or reclassification as aforesaid.

     6. Loss or Destruction of Warrant. Subject to the terms and conditions hereof, upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor.

     7. Ownership of Warrant. The Company may deem and treat the Person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or written hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer.

     8. Amendments. Any provision of this Warrant may be amended and the observance thereof waived only with the written consent of the Company and the Warrantholder.

     9. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     “Board of Directors” means the Board of Directors of the Company.

     “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in the State of York are authorized or required by law or executive order to close.

     “Capital Stock” means, with respect to any Person, any and all shares, interests, participations, rights in, or other equivalent (however designated and whether voting or non-voting) of such Person’s capital stock and any and all rights, warrants or options exchangeable for or convertible into such capital stock (but excluding any debt security whether or not it is exchangeable for or convertible into such capital stock).

     “Common Stock” means the Common Stock, par value $0.01 per share, of the Company.

     “Common Stock Equivalent” means any security or obligation other than Company’s Series E Junior Convertible Preferred Stock which is by its terms convertible into or exercisable into shares of Common Stock, including, without limitation, any option, warrant or other subscription or purchase right with respect to Common Stock.

     “Company” has the meaning set forth in the first paragraph of this Warrant.

     “Conversion Rights” has the meaning set forth in Section 2.2(a) of this Warrant.

     “Current Market Price” means, as of the date of determination, (a) the average of the daily Market Price under clause (a), (b) or (c) of the definition thereof of the Common Stock during the immediately preceding thirty (30) trading days ending on such date, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, then the Market Price under clause (d) of the definition thereof on such date.

     “Excluded Transaction” means (a) any issuance or grant (“award”) of shares of stock, restricted stock or options to purchase shares of Common Stock as compensation, or as a pre-employment award, to employees, officers, directors or consultants of the Company or of any Subsidiary of the Company, provided that if at the time of such award the number of shares of Common Stock awarded and the number of shares of Common Stock issuable upon exercise of the stock option awarded, when combined with all other shares of Common Stock issued or issuable pursuant to awards made pursuant to this clause (a) during the Exercise Period (i.e., excluding the Lund and Regal management awards and other awards existing on the date hereof) exceeds 5% of the fully diluted shares of Common Stock outstanding on the date of such award, then the new award shall not be deemed an Excluded Transaction, (b) any issuance of Warrant Shares, (c) any issuance of securities as part of the consideration in a merger or consolidation of the Company in which the Company is the surviving corporation and there has been no change in the terms of the Common Stock, (d) the issuance of up to 27,000,000 shares of Common Stock by the Company to acquire IFS of New Jersey, Inc. (including shares of Common Stock issued upon mandatory conversion of the Series E Junior Convertible Preferred Stock of the Company), (e) the issuance of up to 16,000,000 shares of Common Stock to investors in a private placement pursuant to subscription agreements on or before the date hereof, (f) the issuance of up to 900,000 shares of Common Stock by the Company to Allen & Company Incorporated in partial satisfaction of its fee in connection with the issuance referred to in clause (e) above, (g) the issuance of any shares of the Company’s Series E Junior Convertible Preferred Stock in connection with the Company’s acquisition of IFS of New Jersey, Inc., and (h) the issuance of any “Equity Securities” (as defined in Section 7 of the Certificate of Designations) of the Company, the proceeds of which are used to the extent required or permitted by Section 7 of the Certificate of Designations.

     “Exercise Form” means an Exercise Form in the form annexed hereto as Exhibit A.

     “Exercise Period” means the period from December __, 2002 to December __, 2007.

     “Exercise Price” has the meaning set forth in the first paragraph of this Warrant.

     “Fair Market Value” means on any date of determination with respect to any shares of Common Stock, an amount equal to the product of (i) the fair market value on such date of the consolidated net worth of the Company, as determined in good faith by the Board of Directors and (ii) the percentage such shares of Common Stock represent of all the then outstanding shares of Common Stock.

     “Issue Date” has the meaning set forth in Section 5.2 of this Warrant.

     “Market Price” means, as of the date of determination, (a) if the Common Stock is listed on a national securities exchange, the closing price per share of Common Stock on such date published in The Wall Street Journal (National Edition) or, if no such closing price on such date is published in The Wall Street Journal (National Edition), the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; or (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the National Association of Securities Dealers, Inc., the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not designated as a national market system security by the National Association of Securities Dealers, Inc., the average of the reported closing bid and asked prices of the Common Stock on such date as shown by the National Market System of the National Association of Securities Dealers, Inc. Automated Quotations System and reported by any member firm of the New York Stock Exchange selected by the Company; or (d) if none of (a), (b) or (c) is applicable, a market price per share determined mutually by the Board of Directors and the Majority Warrantholders or, if the Board of Directors and the Majority Warrantholder shall fail to agree, at the Company’s expense by an appraiser chosen by the Board of Directors and reasonably acceptable to the Majority Warrantholders. Any determination of the Market Price by an appraiser shall be based on a valuation of the Company as an entirety without regard to any discount for minority interest or disparate voting rights among classes of capital stock.

     “Majority Warrantholders” means the holders of a majority of Warrant Shares issuable upon exercise in full of both the Warrant and the Other Warrant assuming the exercise of all such warrants.

     “Person” means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, governmental body or other entity of any kind.

     “New Issuance” has the meaning set forth in Section 5.2 of this Warrant.

     “New Issue Price” has the meaning set forth in Section 5.2 of this Warrant.

     “Relevant Date” has the meaning set forth in Section 5.2 of this Warrant.

     “Sale Transaction” shall mean (a)(i) the merger or consolidation of the Company into or with one or more Persons, (ii) the merger or consolidation of one or more Persons into or with the Company or (iii) a tender offer or other business combination if, in the case of (i), (ii) or (iii), the stockholders of the Company prior to such merger or consolidation do not retain at least a majority of the voting power of the surviving Person or (b) the voluntary sale, conveyance, exchange or transfer to another Person of (i) the voting Capital Stock of the Company if, after such sale, conveyance, exchange or transfer do not retain at least a majority of the voting power of the Company or (ii) all or substantially all of the assets of the Company.

     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

     “Spin-off Entity” has the meaning set forth in Section 5.8 of this Warrant.

     “Transaction” has the meaning set forth in Section 5.8 of this Warrant.

     “Warrant Shares” has the meaning set forth in the first paragraph of this Warrant.

     “Warrant Share Number” has the meaning set forth in Section 5.1 of this Warrant.

     “Warrantholder” has the meaning set forth in first paragraph of this Warrant.

     10. Miscellaneous.

           10.1 Entire Agreement. This Warrant and the Registration Rights Agreement constitute the entire agreement between the Company and the Warrantholder with respect to this Warrant and supersedes all prior agreements and understanding with respect to the subject matter of this Warrant.

           10.2 Binding Effect; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective permitted successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective permitted successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

           10.3 Headings. The heading in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning of this Warrant.

           10.4 Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier, service or personal delivery:

(a)	if to the Company:

Eos International, Inc. 888 Seventh Avenue New York, New York 10106 Telecopy: 212-554-9873 Attention:  James M. Cascino,
                Chief Executive Officer

with a copy to:

Pitney, Hardin, Kipp & Szuch LLP Park Avenue at Morris County P.O. Box 1945 Morristown, New Jersey 07962 Telecopy: 973-966-1550 Attention: Frank E. Lawatsch

(b)	if to the Warrantholder, at its address as it appears
on the record books of the Company.

with a copy to:

Paul, Weiss, Rifkind, Wharton & Garrison 1285 Avenue of the Americas New York, New York 10019-6064 Telecopy: (212) 757-3990 Attention: Carl Reisner

     All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service, five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied. Any party may by notice given in accordance with this Section 10.4 designated another address or Person for receipt of notices hereunder.

           10.5 Severability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the terms and provisions of this Warrant or affecting the validity or enforceability of any terms or provisions of this Warrant in any other jurisdiction.

                     10.6 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the conflict of law principle thereof.

           10.7 No Rights or Liabilities as Stockholders. Nothing contained in this Warrant shall be determined as conferring upon the Warrantholder any rights as a stockholder of the Company or as imposing any liabilities on the Warrantholder to purchase any securities whether such liabilities are asserted by the Company or by creditors or stockholders of the Company as otherwise.

[Remainder of this page intentionally left blank]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.
EOS INTERNATIONAL INC. By: —————————————— Peter A. Lund Chairman
Dated: December __, 2002

Exhibit A

EXERCISE FORM

(To be executed upon exercise of this Warrant)

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase [insert number] shares of Common Stock and herewith tenders payment for such shares to the order of the Company in the amount of $[insert number] [hereby exercises its Conversion Rights] in accordance with the terms of this Warrant. The undersigned requests that a certificate for such Warrant Shares be registered in the name of the undersigned and that such certificates be delivered to the undersigned’s address below.

     The undersigned represents that it is acquiring such shares for its own account for investment and not with a view to or for sale in connection with any distribution thereof (subject, however, to any requirement of law that the disposition thereof shall at all times be within its control).

Dated:	Signature:———————

—————————————— (Print Name)

—————————————— (Street Address)

—————————————— (City) (State)(Zip Code)

_________________